UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 27, 2022

MOTIVATING THE MASSES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36145	88-0410660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Carlsbad Village Dr., Suite 108A Box 187, Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(760) 931-9400

(Registrant’s telephone

number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On April 27, 2022, Motivating The Masses, Inc. (the “Company”) released a video for its shareholders to provide updates regarding the Company’s business and operations.

A copy of the script for the video is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Script of Video on April 27, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2022

MOTIVATING THE MASSES, INC.

By:	/s/ Scott Ryder
	Name:	Scott Ryder
	Title:	Chief Financial Officer

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